INDEPENDENT AUDITORS' CONSENT
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To the Board of Directors
H-Net.Net, Inc.

June 21, 2002

Gentlemen:

We hereby consent to the use of our audit report of H-Net.Net, Inc. dated June 18, 2002 for the year ended January 31, 2002 in the Form 10-K of H-Net.Net, Inc. dated June 21, 2002.





/s/ Bongiovanni & Associates
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Bongiovanni & Associates